UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019 (June 20, 2019)

THE PECK COMPANY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4050 Williston Road, #511 South Burlington, Vermont	05403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 658-3378

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PECK	Nasdaq Capital Market
Warrants	PECKW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report (the “Original Current Report”) of The Peck Company Holdings, Inc. (the “Registrant”) filed on June 26, 2019. The Registrant is hereby filing the Exhibits that were referenced but not included in the Original Current Report.

Item 9.01 Financial Statements and Exhibits.

Reference is also made to the Exhibit Index following the signature page of this Form 8-K, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2019

The Peck Company Holdings, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer

Exhibit Index

2.1	Share Exchange Agreement, dated as of February 26, 2019, by and among Jensyn Acquisition Corp., Peck Electric Co. and the stockholders of Peck Electric Co. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2019).

2.2	First Amendment to Share Exchange Agreement, dated as of February 26, 2019, by and among Jensyn Acquisition Corp., Peck Electric Co. and the stockholders of Peck Electric Co. (incorporated by reference to Annex A-1 to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 3, 2019).

3.1*	Second Amended and Restated Certificate of Incorporation.

3.2	Bylaws (incorporated by reference to Exhibit 3.3 filed with the Company’s Registration Statement on Form S-1 filed with the SEC on November 23, 2015).

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 filed with the Company’s Registration Statement on Form S-1 filed with the SEC on November 23, 2015).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.4 filed with the Company’s Registration Statement on Form S-1 filed with the SEC on November 23, 2015).

4.3	Warrant Agreement by and between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.1 filed with the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2016).

4.4	Unit Purchase Option between the Company and Chardan Capital Markets, LLC (incorporated by reference to Exhibit 4.3 filed with the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2016).

10.1	Registration Rights Agreement between Jensyn Acquisition Corp. and certain stockholders of the Company. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2016).

10.2*	Registration Rights Agreement between the Company and the stockholders of Peck Electric Co.

10.3*	Form of Lock-up Agreement between the Company and certain stockholders of Peck Electric Co.

10.4*	Change in Terms Agreement dated December 29, 2017 between Peck Electric Co. and Community Bank, N.A.

10.5*	Vehicle Consolidation Loan Agreement dated August 8, 2016 between Peck Electric Co. and Merchants Bank

10.6*	Business Loan Agreement dated December 23, 2015 between Peck Electric Co. and Merchants Bank

10.7*	Business Loan Agreement dated March 31, 2015 between Peck Electric Co. and Merchants Bank

10.8*	Change in Terms Agreement dated February 24, 2017 between Peck Electric Co. and Merchants Bank

21.1*	List of Subsidiaries.

* Filed herewith.